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Supplement to Prospectus and Summary Prospectus, each dated March 1, 2025

Harbor Disciplined Bond ETF
March 7, 2025
Effective March 31, 2025 (the “Effective Date”), Wesly Pate and Ginny Schiappa will each serve as a portfolio manager for Harbor Disciplined Bond ETF (the “Fund”).

As of the Effective Date, the following is added to the “Fund Summary - Portfolio Managers” section:
Wesly Pate, CFA Income Research + Management
Mr. Pate is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since March 2025.
Ginny Schiappa, CFA Income Research + Management
Ms. Schiappa is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since March 2025.

As of the Effective Date, the applicable “The Subadvisors - Portfolio Management” section of the Fund’s Prospectus is replaced with the following:

Harbor Disciplined Bond ETF
Income Research + Management (“IR+M”), located at 115 Federal Street, 22nd Floor, Boston, MA 02110, serves as Subadvisor to Harbor Disciplined Bond ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Investment decisions for the Fund are made by the Investment Committee. IR+M lists the following Investment Committee members, who are also senior members of the investment team, as having ultimate management responsibilities for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
James E. Gubitosi, CFA	2024
Mr. Gubitosi joined IR+M in 2007 and serves as the
firm’s Co-Chief Investment Officer and Senior Portfolio
Manager. Prior to joining IR+M, he was a Senior Analyst
at Financial Architects Partners. Mr. Gubitosi began his
investment career in 2004.

Mike Sheldon, CFA	2024
Mr. Sheldon joined IR+M in 2007 and serves as the firm’s
Co-Chief Investment Officer. Prior to joining IR+M,
Mr. Sheldon was an Institutional Fixed Income Bond
Sales Representative and Vice President with HSBC.
Mr. Sheldon began his investment career in 1991.

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Supplement to Prospectus and Summary Prospectus, each dated March 1, 2025 — Continued

PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Bill O’Neill, CFA	2024	Mr. O’Neill joined IR+M in 2004 and is a Senior Portfolio Manager. Prior to joining IR+M, he was a Trader at Investors Bank and Trust. Mr. O’Neill began his investment career in 2000.
Jake Remley, CFA	2024	Mr. Remley joined IR+M in 2004 and is a Senior Portfolio Manager. Prior to joining IR+M, he was an associate with Lehman Brothers Holdings. Mr. Remley began his investment career in 2001.
Matt Walker, CFA	2024
Mr. Walker joined IR+M in 2007 and is a Senior Portfolio
Manager. Prior to joining IR+M, he was a Fixed Income
Operations Representative at State Street Corporation.
Mr. Walker began his investment career in 2003.

Rachel Campbell	2024
Ms. Campbell joined IR+M in 2009 and is a Portfolio
Manager and the Director of Securitized Research. Prior
to joining IR+M, she was a Junior Risk Analyst at Cypress
Tree Investment Management. Ms. Campbell began her
investment career in 2006.

Wesly Pate, CFA	March 2025	Mr. Pate joined IR+M in 2011 and is a Senior Portfolio Manager. Prior to joining IR+M, he was an Equity Analyst with Eastern Investment Advisors. Mr. Pate began his investment career in 2008.
Ginny Schiappa, CFA	March 2025
Ms. Schiappa joined IR+M in 2014 and is a Senior
Portfolio Manager. Prior to joining IR+M, she was a
Private Placements Investments Analyst at Genworth
Financial. Ms. Schiappa began her investment career
in 2011.

Investors Should Retain This Supplement For Future Reference
S0325.P.SP.ETF

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